UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Standard Investments Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Stockholders.

Aberdeen Global Income
Fund, Inc. (FCO)

Semi-Annual Report

April 30, 2019

University Of Auckland
Auckland, New Zealand

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (800) 647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Managed Distribution Policy (unaudited)

The Board of Directors (the “Board”) of the Aberdeen Global Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the

Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2018, through the distributions declared on May 9, 2019 and June 11, 2019, consisted of 46% net investment income and 54% return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2020, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2019 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2019. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return

For the six-month period ended April 30, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	5.0%
Market Price*	5.4%

*assuming the reinvestment of dividends and distributions

The Fund’s NAV total return is based on the reported NAV on each financial reporting period end which could differ from the NAV disclosed within the financial statements. For more information on Fund performance, please see page 4 of Report of the Investment Manager.

NAV, Market Price and Premium

The below table represents comparison from current six-month period end to prior year of Market Price to NAV and associated Premium.

	NAV	Closing Market Price	Premium
4/30/2019	$7.96	$8.22	3.3%
10/31/2018	$7.99	$8.22	2.9%

Throughout the six-month period ended April 30, 2019, the Fund’s NAV was within a range of $7.71 to $8.11 and the Fund’s market price traded within a range of $6.82 to $8.55. Throughout the six-month period ended April 30, 2019, the Fund’s shares traded within a range of a discount/premium of -12.56% to 7.68%.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a collaborative fashion;

all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective February 28, 2019, Paul Lukaszewski replaced Nicholas Bishop and effective March 6, 2019 Erlend Lochen replaced Steven Logan as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. The team also includes Kenneth Akintewe, Lin-Jing Leong and Adam McCabe. Mr. Lukaszewski is Head of Corporate Debt on the Asian Fixed Income team. He joined Aberdeen Standard Investments (Asia) Limited in 2014. Mr. Lochen is Head of North American Fixed Income and Global High Yield at Aberdeen Standard Investments. He joined Aberdeen Standard Investments in 2001.

Credit Quality

As of April 30, 2019, 15.8% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by S&P Global Ratings (“S&P”)*, Moody’s Investors Services, Inc. (“Moody’s”)** or Fitch Ratings, Inc.***

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2019 totaled $0.84 per share. Based on the share price of $8.22 on April 30, 2019, the distribution rate over the twelve-month period ended April 30, 2019 was 10.22%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2019 and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of May 22, 2019 and June 21, 2019, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

*        S&P’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

**       Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

***      Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

Aberdeen Global Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2019 and fiscal year ended October 31, 2018, the Fund did not repurchase any shares.

Revolving Credit Facility

The Fund’s $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. The outstanding balance on the loan as of April 30, 2019 was $28,600,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q filings and Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed

2	Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•    Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•    Email: Investor.Relations@aberdeenstandard.com; or

•    Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/Economic Review

The beginning of the six-month period ended April 30, 2019, comprised a challenging period for global financial markets. U.S.-China trade tensions were mounting, as each nation’s government implemented pre-emptive and retaliatory tariffs on the other’s exported goods. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018.

Against this backdrop, market conditions turned more positive over the first four months of 2019. While the Fed delivered one more rate hike in December 2018, the central bank’s tone had already turned more dovish. The 10-year U.S. Treasury note yield averaged 2.6% in the first four months of 2019. Trade discussions between the U.S. and China turned more positive, with further import tariff hikes halted and deadlines extended in the first few months of 2019. The Brent crude oil price saw a sharp decline to US$50 into the end of 2018, and despite a rebound at the start of 2019, remained off of its high levels in October 2018, which benefited oil-importing markets such as India and Indonesia. Furthermore, China’s government began to roll out targeted stimulus measures incrementally in an effort to aid consumption, and the People’s Bank of China (PBOC) cut banks’ reserve ratio requirements twice. Policymakers elsewhere halted their rate-hike cycles and a few embarked on rate cuts. The return to “lower-for-longer” rates supported the markets, and the significant amount of risk that had been priced into Asian and EMs reversed. Asian currencies ended the reporting period firmer against the U.S. dollar, led by the Indonesian rupiah, Indian rupee, Thai baht, Chinese yuan and the Philippine peso, with the Korean won the main exception. Credit spreads also contracted significantly from their wide levels seen in December 2018. While Asian investment-grade1 spreads were unchanged over the reporting period, they tightened by about 20 basis points (bps) from December 2018 to April 2019. High-yield spreads also were unchanged over the period, but 40 bps tighter from their December 2018 levels.

The performance of bond markets in Australia, Singapore and Korea mirrored that of U.S. Treasuries over the reporting period. In Australia and Korea, bond yields fell on the back of weak economic data and trade tensions, which prompted the countries’ respective central banks to remove their tightening bias and hold rates steady. Both markets saw bond yields moving to some of their lowest levels below U.S. Treasuries during the period. Additionally, the Bank of Korea reduced its economic growth and inflation forecasts for 2019, while the government suggested a 6.7 trillion won (roughly US$5.7 billion) supplementary budget in a bid to boost the economy. Similarly, Singapore yields fell after the government cut its inflation forecasts and data showed continued moderation in economic activity.

Towards the end of the six-month reporting period, Malaysian bond yields declined on investors’ expectations of monetary policy easing. For short-duration2 bonds, markets were pressured by the potential exclusion of Malaysian bonds from the FTSE Russell World Government Bond Index3 given investors’ concerns over market accessibility and liquidity. Following a multi-year sell-off, Philippine bond yields corrected from elevated levels and outperformed other markets amid slowing gross domestic product (GDP) growth, easing inflation and strong demand for local auctions.

In other markets, bond yields fell by similar extents across the curve. Both India and Indonesia benefited from lower oil and food prices. In India, short-dated yields declined due to policy rate cuts, while 10-year yields rose largely on worries about upcoming bond supply and the impact of higher crude prices on inflation. The Indonesian market was buoyed further by a stabilizing rupiah and recovery in foreign-exchange (FX) reserves. However, the market gave back some of the gains as offshore investors’ risk aversion led a small net outflow, the first of 2019, due to maturing short-term bonds. Meanwhile, Chinese bonds bucked the trend as the inclusion of A-shares into the Morgan Stanley Capital International (MSCI) indices boosted fund flows into domestic equities and positive economic data after policymakers’ efforts to boost liquidity in the financial system, pushed yields higher over the reporting period.

Asian corporate bond spreads tightened during the reporting period as the U.S. dollar weakened and potential for a rate cut later in 2019 saw funds flow into EMs. Along with major global central banks’ looser

1                  Companies whose bonds are rated as “investment grade” are considered by credit rating agencies to have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds.

2                  Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

3                  The FTSE World Government Bond Index tracks the performance of fixed-rate, local currency, investment-grade sovereign bonds. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

4	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

monetary stance, investors were encouraged by the opening of China’s enterprise bond channel to large property developers, which spurred a rally in the sector. Attractive yield differentials drove investors from the Chinese onshore to the offshore market towards the end of 2018. The rally continued for the remainder of the reporting period on improving global risk sentiment amid easing trade tensions, a dovish turn by major global central banks, and stable macroeconomic data. Concurrently, fundamentals in Asian credit remained robust, underscored by solid revenue and profit growth, as well as deleveraging.

The fortunes of the broader EM economies were less robust than those of Asia, attributable partly to a more volatile political backdrop. This was in sharp contrast to Asia, which had seen smooth elections and a bias towards continued reform in countries such as India and Indonesia. While the Mexican peso performed well, gaining 7.3% over the six-month period, the Brazilian real and Turkish lira sold off by 5.1% and 6.1%, respectively. While Mexico faces lingering threats going forward, the policy stance of Banco de Mexico, the country’s central bank, remains prudent with a real policy rate of around 400 bps and inflation relatively stable, hovering just above 4%. Furthermore, the central bank lowered its economic growth forecasts for 2019, suggesting room to ease. Growth in Brazil has slowed over the last few quarters. Both headline and core inflation remains weak, though the latter has increased. After aggressive rate cuts into the start of 2018, Banco do Brasil’s policy rates have been on hold, which allowed the 10-year Brazilian bond yield to decline by about 200 bps over the reporting period.

Global high-income bonds outside of EMs saw weak performance towards the end of 2018. Investors’ risk aversion was driven primarily by fears of a global economic slowdown and political uncertainty in the UK. In the U.S., a combination of trade tensions with China, the temporary government shutdown in early 2019, and a ratings downgrade for conglomerate General Electric Co. (which the Fund does not hold) weighed on investor sentiment. High-yield corporate bond markets were hampered by the prospect of a pick-up in default rates. The winds turned in 2019, as positive investor sentiment propelled corporate bonds higher. Although macroeconomic data remained sluggish, expectations of loose monetary policy in the U.S., the UK, and Europe for an extended period and the likelihood that the UK would avoid a “no-deal” Brexit buoyed investor confidence. As global government bond yields fell, the hunt for better returns supported the performance of corporate bonds. Consequently, high-yield corporate issues and EM debt outperformed. However, the rally was concentrated primarily in the two key sectors of energy and financials, which also played catch-up with their U.S. and European peers over the reporting period.

Fund Performance Review

Aberdeen Global Income Fund returned 5.0% on a net asset value basis for the six-month period ended April 30, 2019, versus the 7.0% return of its blended benchmark.4 The strategies across EM debt, global high yield and Australia and New Zealand bonds detracted from relative performance.

Within EM debt outside of Asia, country allocation and security selection weighed on the Fund’s relative performance for the reporting period. Security selection in Mexico and an overweight position in Turkey hampered relative performance. The Fund’s allocation to the U.S., which is not represented in the blended benchmark, also was a detractor for the period. Conversely, both asset allocation and security selection in China enhanced the Fund’s relative performance.

Conversely, the Fund’s underweight position in Asian local currency bonds contributed to relative performance. The holdings in Asian U.S.-dollar credit, which is not represented in the blended benchmark, were the main contributors, along with positions in the Philippines and the China offshore market. This helped offset the Fund’s underperformance in Singapore and Korea, which came under pressure amid global and domestic economic growth concerns.

Over the reporting period, the Company’s use of derivatives had an overall negative impact on performance for the period, subtracting about 216 basis points to its return, primarily due to the use of interest rates swaps used to hedge US interest rate risk associated with the Fund’s leverage, during a period when US rates declined.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Over the six-month period ended April 30, 2019, the Fund issued total distributions of $0.42 per share.

Outlook

In our view, the current global economic growth environment remains subdued. Though key parts of the global economy, including the U.S., China and the Eurozone, saw improvement in the first quarter of 2019, underlying trends remain weak, particularly in manufacturing, trade and investments. Inflation also remains stubbornly low. We are not surprised that the narrative in capital markets has been around the inverted U.S. Treasury yield curve,5 which historically has been a harbinger of an impending recession. In Asia, this was made more

4     The Fund’s blended benchmark comprises 10% ICE Bank of America Merrill Lynch (BofA ML) All Maturity Australia Government Index; 25% ICE BofA ML Global High Yield Constrained Index (hedged into U.S. dollars); 35% J.P. Morgan EMBI Global Diversified Index; 5% ICE BofA ML New Zealand Government Index; and 25% Markit iBoxx Asia Government Index.

5     An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

Aberdeen Global Income Fund, Inc.	5

Report of the Investment Manager (unaudited) (continued)

apparent by subdued activity from export bellwethers such as Taiwan and Korea, exacerbated by the ongoing China-U.S. trade conflict, which we feel is likely to continue, given U.S. and China’s recent tariff hikes.

Nonetheless, we think that there is a risk that investors may have overpriced both their expectations for a Fed rate cut in 2019, and the negative impact of the trade war globally, as reflected in the recent strength of the U.S.-dollar. Meanwhile, policymakers have reacted proactively by signaling a more accommodative monetary policy stance and are expected to remain cautious. The Fed has paused its policy tightening, the Chinese government and PBOC continue to add stimulus and the policy stance of the European Central Bank and Bank of Japan is on indefinite hold. As a result, we believe that financial conditions are likely to remain loose for the remainder of 2019.

Consequently, we have higher conviction in allocating the Company’s assets to Asia-Pacific bond markets where central banks have a greater capacity to ease policy rates to help bolster growth. Real interest rates in the region are between 1.00% and 3.50%. Additionally, we feel that economic fundamentals in the region remain robust, with most countries on a fiscal consolidation path and increasing foreign exchange reserves. In our judgment, Asia-Pacific regional credit remains compelling compared to developed markets. Furthermore, we believe that credit spreads will tighten further on the back of relatively positive fundamentals and the increasing demand for fixed-income assets from Asian insurance companies and pension funds, given the increasing awareness for social security needs in this region.

In EMs, we think that the slower pace of tightening in credit spreads in recent months indicate that investors are more discerning of fundamentals, with the negative events of 2018 still fresh in their memories. We continue to believe that credit conditions remain favorable as valuations are still attractive, while fundamentals have improved.

In the high-yield developed markets, the rally in risk assets appeared to slow in April 2019. The market received new issuance relatively well, especially in the UK sterling market, and there remained robust demand for investment-grade credit. Lower government-bond yields were also supportive of the high-yield developed markets, as was the accommodative monetary policy. However, economic data over the reporting period were mixed and, in our judgment, valuations were relatively less compelling. Although spreads in investment-grade credit remain well-priced, we believe that volatility may continue. In our view, valuations should be the main driver for adding to or reducing risk in the Fund.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede management of the Fund from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $50,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques,

6	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. As of April 30, 2019, the Fund held interest rate swap agreements with an aggregate notional amount of $28,600,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining	Receive/(Pay)
Term as of	Floating	Amount	Fixed Rate
April 30, 2019	Rate	(in $ millions)	Payable (%)
66 months	Receive	$12.1	2.44%
102 months	Receive	$16.5	2.36%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility.

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Aberdeen Standard Investments (Asia) Limited
(formerly known as Aberdeen Asset Management Asia Limited)

Aberdeen Global Income Fund, Inc.	7

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	5.0%	0.1%	4.2%	1.3%	6.5%
Market Price	5.4%	5.8%	8.3%	3.3%	7.7%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net annualized operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2019 was 3.48%. The net annualized operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2019 was 3.45%. The net annualized operating expense ratio, excluding interest expense and net of fee waivers, based on the six-month period ended April 30, 2019 was 2.01%.

8	Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2019, 15.8% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better S&P Global Ratings (“S&P”), Moody’s or Fitch Ratings, Inc (“Moody’s”). The table below shows the asset quality of the Fund’s portfolio as of April 30, 2019 compared with October 31, 2018 and April 30, 2018:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*	C/CCC*	NR**
Date	%	%	%	%	%	%	%	%
April 30, 2019	4.7	6.5	4.6	15.4	23.6	31.4	5.2	8.6
October 31, 2018	4.5	10.4	4.0	14.7	20.7	30.1	5.9	9.7
April 30, 2018	5.0	9.9	3.4	14.5	16.9	32.6	7.3	10.4

*              Below investment grade

**         Not Rated

(1)         For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2019, compared with October 31, 2018 and April 30, 2018:

		Investment Grade	Sub-Investment Grade
	Developed Markets	Developing Markets	Developing Markets
Date	%	%	%
April 30, 2019	47.8	21.6	30.6
October 31, 2018	54.2	17.0	28.8
April 30, 2018	53.7	19.3	27.0

Currency Composition

The table below shows the currency composition, including hedges, of the Fund’s total investments as of April 30, 2019, compared with October 31, 2018 and April 30, 2018:

		Investment Grade	Sub-Investment Grade
	Developed Markets	Developing Markets	Developing Markets
Date	%	%	%
April 30, 2019	86.9	8.2	4.9
October 31, 2018	84.3	8.4	7.3
April 30, 2018	80.0	12.2	7.8

Aberdeen Global Income Fund, Inc.	9

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2019, the average maturity of the Fund’s total investments was 9.4 years, compared with 8.4 years at October 31, 2018 and 8.8 years at April 30, 2018. The table below shows the maturity composition of the Fund’s investments as of October 31, 2018, compared to October 31, 2018 and April 30, 2018:

	Under 3 Years	3 to 5 Years	5 to 10 Years	10 Years & Over
Date	%	%	%	%
April 30, 2019	13.6	22.3	45.9	18.2
October 31, 2018	17.8	25.7	41.4	15.1
April 30, 2018	15.3	17.3	46.3	21.1

Modified Duration

As of April 30, 2019 the modified duration* of the Fund was 4.51 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the fund. Excluding swaps will increase portfolio duration.

*                   Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

10	Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2019 and the previous six and twelve month periods.

		Apr-19	Oct-18	Apr-18
Australia	90 day Bank Bills	1.56%	1.91%	2.03%
	10 yr bond	1.29%	2.17%	2.43%
	currency USD per 1 AUD	$0.70	$0.71	$0.75
New Zealand	90 day Bank Bills	1.82%	1.93%	2.02%
	10 yr bond	1.90%	2.54%	2.84%
	currency USD per 1 NZD	$0.67	$0.65	$0.70
Malaysia	3-month T-Bills	3.28%	3.28%	3.24%
	10 yr bond	3.79%	4.08%	4.13%
	currency local per 1USD	RM4.13	RM4.18	RM3.92
India	3-month T-Bills	6.11%	6.11%	6.11%
	10 yr bond	7.59%	7.85%	7.75%
	currency local per 1USD	₹69.55	₹73.95	₹66.74
Indonesia	3 months deposit rate	6.28%	6.25%	5.76%-
	10 yr bond	7.80%	8.50%	6.88%
	currency local per 1USD	Rp14,250.00	Rp15,202.50	Rp13,912.50
Russia	Zero Cpn 3m	7.32%	7.40%	6.22%
	10 yr bond	8.13%	8.60%	7.27%
	currency local per 1USD	₽64.58	₽65.74	₽62.98
Yankee Bonds	Mexico	4.11%	4.83%	4.50%
	Indonesia	3.65%	4.88%	4.18%
	Argentina	12.56%	9.77%	6.93%
	Romania	3.36%	4.41%	4.07%

Aberdeen Global Income Fund, Inc.	11

Portfolio of Investments (unaudited)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—71.3%
ARGENTINA—0.2%
USD	150	Genneia SA, 8.75%, 01/20/2020(a)(b)	$118,800
AUSTRALIA—0.5%
USD	200	Australia and New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(b)(c)	216,750
USD	100	Mineral Resources Ltd., 8.13%, 05/01/2022(a)(b)	102,570
			319,320
BAHRAIN—0.4%
USD	250	Oil and Gas Holding Co. BSCC (The), 8.38%, 11/07/2028(b)	281,950
BANGLADESH—0.3%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 05/06/2019(a)(b)	199,860
BARBADOS—0.3%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 08/11/2019(a)(b)	221,288
BRAZIL—3.9%
USD	220	Caixa Economica Federal, (fixed rate to 07/23/2019, variable thereafter), 7.25%, 07/23/2019(a)(b)	221,320
USD	220	CSN Resources SA, 7.63%, 02/13/2021(a)(b)	224,125
USD	440	GTL Trade Finance, Inc., 7.25%, 10/16/2043(a)(b)	499,400
USD	420	OAS Finance Ltd., 8.88%, 05/31/2019(b)(c)(d)(e)	1,050
USD	167	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/2020(a)(b)	164,666
USD	482	Petrobras Global Finance BV, 6.90%, 03/19/2049	481,397
USD	960	Petrobras Global Finance BV, 8.75%, 05/23/2026	1,150,848
			2,742,806
CANADA—1.2%
USD	135	Bombardier, Inc., 7.50%, 03/15/2020(a)(b)	135,506
USD	33	Bombardier, Inc., 7.88%, 04/15/2022(a)(b)	33,206
USD	150	Calfrac Holdings LP, 8.50%, 06/15/2021(a)(b)	124,500
GBP	300	Entertainment One Ltd., 6.88%, 05/10/2019(a)(b)	403,934
USD	140	Teck Resources Ltd., 4.75%, 10/15/2021(a)	143,655
			840,801
CHINA—5.0%
USD	200	Agile Group Holdings Ltd., 5 year CMT + 7.46%, 10.22%, 07/18/2019(b)(c)(f)	201,964
USD	200	China Aoyuan Group Ltd., 6.35%, 01/11/2020(b)	200,900
USD	200	China Evergrande Group, 8.25%, 03/23/2020(a)(b)	191,736
USD	200	Country Garden Holdings Co. Ltd., 8.00%, 09/27/2021(a)(b)	215,857
SGD	250	Eastern Air Overseas Hong Kong Co. Ltd., 2.80%, 11/16/2020(b)	182,411
USD	200	Industrial & Commercial Bank of China Ltd., (fixed rate to 12/19/2019, variable rate thereafter), 6.00%, 12/10/2019(b)(c)	202,444
USD	200	Logan Property Holdings Co. Ltd., 7.50%, 02/25/2021(a)(b)	204,933
USD	200	New Metro Global Ltd., 5.00%, 08/08/2020(a)(b)	191,497
USD	200	Scenery Journey Ltd., 13.75%, 11/06/2021(a)(b)	214,413
USD	200	Shimao Property Holdings Ltd., 6.13%, 02/21/2022(a)(b)	206,128
USD	300	Sinochem International Development Pte Ltd., 3.13%, 07/25/2022(b)	295,235
USD	330	Sinopec Group Overseas Development 2017 Ltd., 2.38%, 04/12/2020(b)	328,236
USD	200	Tencent Holdings Ltd., 3.80%, 02/11/2025(b)	203,734
USD	200	Times China Holdings Ltd., 7.63%, 02/21/2021(a)(b)	203,988

12	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	200	Yingde Gases Investment Ltd., 6.25%, 01/19/2021(a)(b)	$201,214
USD	260	Yingde Gases Investment Ltd., 6.25%, 01/19/2021(a)(b)	261,578
			3,506,268
COLOMBIA—0.6%
USD	121	Banco GNB Sudameris SA, (fixed rate to 04/03/2022, variable thereafter), 6.50%, 04/03/2022(a)(b)	125,840
USD	275	Bancolombia SA, (fixed rate to 10/18/2022, variable thereafter), 4.88%, 10/18/2022(a)	279,125
			404,965
CONGO—0.3%
USD	210	HTA Group Ltd., 9.13%, 05/10/2019(a)(b)	219,034
DENMARK—0.3%
USD	200	DKT Finance ApS, 9.38%, 06/17/2020(a)(b)	216,500
ECUADOR—0.3%
USD	200	International Airport Finance SA, 12.00%, 03/15/2024(a)(b)	214,700
FRANCE—0.1%
EUR	100	La Financiere Atalian SASU, 4.00%, 05/15/2020(a)(b)	83,609
GEORGIA—0.7%
USD	200	Bank of Georgia JSC, 6.00%, 07/26/2023(b)	203,094
USD	250	Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021(b)	258,067
			461,161
GERMANY—1.0%
SGD	200	Deutsche Bank AG, 4.10%, 02/14/2021	149,761
EUR	250	PrestigeBidCo GmbH, 6.25%, 12/15/2019(a)(b)	296,509
EUR	135	Summit Properties Ltd., 2.00%, 01/31/2021(a)(b)	143,132
EUR	100	Tele Columbus AG, 3.88%, 05/02/2021(a)(b)	107,461
			696,863
GUATEMALA—0.6%
USD	420	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 05/30/2019(a)(b)	434,700
HONDURAS—0.3%
USD	220	Inversiones Atlantida SA, 8.25%, 07/28/2020(a)(b)	223,907
HONG KONG—0.3%
USD	200	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026(b)	191,595
INDIA—3.2%
INR	50,000	Adani Transmission Ltd., 10.25%, 04/15/2021	737,688
USD	200	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(b)	198,944
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026	687,296
USD	200	Neerg Energy Ltd., 6.00%, 02/13/2020(a)(b)	197,264
USD	200	Vedanta Resources Finance II PLC, 9.25%, 04/23/2023(a)(b)	200,978
USD	200	Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/2023(b)	191,934
			2,214,104
INDONESIA—2.0%
USD	200	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022(a)(b)	195,124
USD	600	Pertamina Persero PT, 4.30%, 05/20/2023(b)	615,582

Aberdeen Global Income Fund, Inc.	13

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
INDONESIA (continued)
USD	400	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042(b)	$395,500
USD	200	TBG Global Pte Ltd., 5.25%, 02/10/2020(a)(b)	201,330
			1,407,536
ITALY—0.6%
USD	235	Telecom Italia Capital SA, 6.00%, 09/30/2034	217,375
USD	200	Wind Tre SpA, 5.00%, 11/03/2020(a)(b)	182,800
			400,175
JAMAICA—0.2%
USD	120	Digicel Group One Ltd., Zero Coupon, 12/30/2022	79,020
USD	200	Digicel Group Two Ltd., 8.25%, 09/30/2020(a)(b)	78,000
			157,020
KAZAKHSTAN—1.3%
USD	640	KazMunayGas National Co. JSC, 4.75%, 04/19/2027(b)	662,300
USD	216	Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/2026(b)(g)	215,151
			877,451
KUWAIT—0.3%
USD	200	Equate Petrochemical BV, 3.00%, 03/03/2022(b)	197,758
LUXEMBOURG—2.6%
USD	425	Altice Financing SA, 7.50%, 05/15/2021(a)(b)	431,375
EUR	275	Altice Luxembourg SA, 7.25%, 05/30/2019(a)(b)	314,574
EUR	340	ARD Finance SA, 6.63%, 09/15/2019(a)(h)	386,691
EUR	275	DEA Finance SA, 7.50%, 05/01/2019(a)(b)	320,007
EUR	120	INEOS Group Holdings SA, 5.38%, 08/01/2019(a)(b)	138,293
EUR	104	Kleopatra Holdings 1 SCA, 8.50%, 07/15/2019(a)(b)(h)	59,854
EUR	152	Matterhorn Telecom Holding SA, 4.88%, 05/10/2019(a)(b)	171,677
			1,822,471
MALAYSIA—1.4%
MYR	500	Cagamas Bhd, 4.45%, 11/25/2020	122,190
USD	200	Gohl Capital Ltd., 4.25%, 01/24/2027(b)	199,037
MYR	200	Malaysia Airports Capital Bhd, 4.55%, 08/28/2020	48,685
USD	200	Press Metal Labuan Ltd., 4.80%, 10/30/2020(a)(b)	196,770
USD	200	RHB Bank Bhd, 2.50%, 10/06/2021(b)	197,238
USD	200	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026(b)	191,927
			955,847
MEXICO—0.9%
USD	230	BBVA Bancomer SA, (fixed rate to 01/17/2028, variable rate thereafter), 5.13%, 01/17/2028(a)(b)	217,925
USD	210	Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2021(a)(b)	207,637
USD	224	Unifin Financiera SAB de CV SOFOM ENR, (fixed rate to 01/29/2025, variable thereafter), 8.88%, 01/29/2025(b)(c)	202,160
			627,722
MONGOLIA—0.3%
USD	200	Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/2021(a)(b)	202,771

14	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
NETHERLANDS—1.7%
USD	160	Cimpress NV, 7.00%, 06/15/2021(a)(b)	$158,016
EUR	100	InterXion Holding, 4.75%, 06/15/2021(a)(b)	119,669
EUR	139	Lincoln Financing SARL, 3.63%, 10/01/2020(a)(b)	159,839
EUR	100	Lincoln Financing SARL, 3.88%, 04/01/2020(a)(b)(f)	113,257
EUR	170	UPCB Finance VII Ltd., 3.63%, 06/15/2022(a)(b)	199,968
USD	410	Ziggo BV, 5.50%, 01/15/2022(a)(b)	408,975
			1,159,724
NIGERIA—1.6%
USD	210	Ecobank Transnational, Inc., 9.50%, 04/18/2024(b)	215,221
USD	200	IHS Netherlands Holdco BV, 9.50%, 05/31/2019(a)(b)	207,032
USD	220	SEPLAT Petroleum Development Co. PLC, 9.25%, 04/01/2020(a)(b)	228,800
USD	420	United Bank for Africa PLC, 7.75%, 06/08/2022(b)	435,170
			1,086,223
OMAN—0.3%
USD	230	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(b)	224,537
RUSSIA—1.5%
USD	301	Evraz PLC, 5.38%, 03/20/2023(b)	308,013
USD	230	Gazprom OAO Via Gaz Capital SA, 4.95%, 03/23/2027(b)	233,779
USD	300	Gazprom OAO Via Gaz Capital SA, 6.00%, 01/23/2021(b)	312,483
USD	200	GTH Finance BV, 7.25%, 01/26/2023(a)(b)	216,773
			1,071,048
SAUDI ARABIA—0.3%
USD	200	Saudi Arabian Oil Co., 4.25%, 04/16/2039(b)	195,562
SINGAPORE—0.9%
USD	200	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable thereafter), 4.52%, 12/11/2023(a)(b)	207,624
USD	200	Parkway Pantai Ltd., (fixed rate to 07/22/2022, variable rate thereafter), 4.25%, 07/27/2022(b)(c)	196,800
USD	200	United Overseas Bank Ltd., (fixed rate to 09/16/2021, variable rate thereafter), 3.50%, 09/16/2021(a)(b)	200,310
			604,734
SOUTH AFRICA—0.3%
USD	210	Liquid Telecommunications Financing PLC, 8.50%, 07/13/2020(a)(b)	211,870
SPAIN—0.3%
EUR	100	Codere Finance 2 Luxembourg SA, 6.75%, 05/30/2019(a)(b)	107,303
EUR	100	Codere Finance 2 Luxembourg SA,, 6.75%, 05/30/2019(a)(b)	107,302
			214,605
THAILAND—0.6%
USD	200	GC Treasury Center Co. Ltd., 4.25%, 09/19/2022(b)	204,417
USD	200	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021(b)	209,433
			413,850
TURKEY—1.4%
USD	600	Hazine Mustesarligi Varlik Kiralama AS, 5.00%, 04/06/2023(b)	562,500
USD	209	Turkiye Vakiflar Bankasi TAO, 6.00%, 11/01/2022(b)	179,992
USD	200	Yapi ve Kredi Bankasi AS, (fixed rate to 01/15/2024, variable thereafter), 13.88%, 01/15/2024(b)(c)	196,900
			939,392

Aberdeen Global Income Fund, Inc.	15

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UKRAINE—1.1%
USD	220	Metinvest BV, 8.50%, 01/23/2026(a)(b)	$216,040
USD	243	MHP Lux SA, 6.95%, 04/03/2026(b)	231,713
USD	105	Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/2022(b)(g)	105,356
UAH	6,000	Ukreximbank Via Biz Finance PLC, 16.50%, 03/02/2021(b)	213,689
			766,798
UNITED ARAB EMIRATES—0.3%
USD	200	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter), 5.50%, 09/07/2022(b)(c)	193,088
UNITED KINGDOM—5.1%
EUR	200	Barclays PLC, (fixed rate to 09/15/2019, variable thereafter), 6.50%, 09/15/2019(c)	227,779
GBP	110	Cabot Financial Luxembourg SA, 6.50%, 05/10/2019(a)(b)	143,239
EUR	130	Corral Petroleum Holdings AB, 11.75%, 05/15/2019(a)(b)(h)	154,458
GBP	110	CYBG PLC, (fixed rate to 02/08/2021, variable thereafter), 5.00%, 02/08/2021(a)(b)	144,433
GBP	200	CYBG PLC, (fixed rate to 12/08/2022, variable thereafter), 8.00%, 12/08/2022(b)(c)	258,398
USD	200	HSBC Holdings PLC, (fixed rate to 09/17/2024, variable thereafter), 6.38%, 09/17/2024(c)	205,250
GBP	100	Lloyds Bank PLC, (fixed rate to 01/22/2029, variable thereafter), 13.00%, 01/22/2029 (c)	222,977
GBP	300	Moto Finance PLC, 4.50%, 05/30/2019(a)(b)	384,550
GBP	185	Paragon Banking Group PLC (The), (fixed rate to 09/09/2021, variable thereafter), 7.25%, 09/09/2021(a)(b)	252,166
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025	212,886
GBP	235	Pinewood Finance Co. Ltd., 3.75%, 12/01/2019(a)(b)	310,870
GBP	135	Pinnacle Bidco PLC, 6.38%, 02/15/2021(a)(b)	185,722
GBP	200	RAC Bond Co. PLC, 5.00%, 07/14/2019(a)(b)	242,412
USD	200	Standard Chartered PLC, (fixed rate to 04/02/2023, variable thereafter), 7.75%, 04/02/2023(b)(c)	213,250
GBP	100	TalkTalk Telecom Group PLC, 5.38%, 05/30/2019(a)(b)	132,019
GBP	207	Virgin Media Secured Finance PLC, 5.50%, 05/15/2019(a)(b)	277,081
			3,567,490
UNITED STATES—26.5%
USD	229	ACI Worldwide, Inc., 5.75%, 08/15/2021(a)(b)	236,729
EUR	200	Adient Global Holdings Ltd., 3.50%, 05/15/2024(a)(b)	193,409
EUR	120	Alliance Data Systems Corp., 5.25%, 05/30/2019(a)(b)	140,178
USD	123	Alliance Data Systems Corp., 5.88%, 05/31/2019(a)(b)	125,614
GBP	200	AMC Entertainment Holdings, Inc., 6.38%, 11/15/2019(a)	260,764
USD	148	Apergy Corp., 6.38%, 05/01/2021(a)	152,810
USD	49	Ascend Learning LLC, 6.88%, 08/01/2020(a)(b)	49,796
USD	138	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 05/31/2019(a)	140,563
USD	120	Banff Merger Sub, Inc., 9.75%, 09/01/2021(a)(b)	120,300
USD	298	Bank of America Corp., (fixed rate to 09/05/2024, variable thereafter), 6.25%, 09/05/2024(c)	321,095
USD	239	Bausch Health Americas, Inc., 8.50%, 07/31/2022(a)(b)	260,361
USD	105	Bausch Health Cos, Inc., 7.00%, 03/15/2020(a)(b)	110,644
EUR	120	Bausch Health Cos. Inc., 4.50%, 05/30/2019(a)(b)	135,742
USD	30	Berry Global, Inc., 4.50%, 02/15/2021(a)(b)	29,100
USD	240	Boyd Gaming Corp., 6.38%, 04/01/2021(a)	252,600
USD	122	Bruin E&P Partners LLC, 8.88%, 08/01/2020(a)(b)	115,290
USD	225	Builders FirstSource, Inc., 5.63%, 09/01/2019(a)(b)	225,562
USD	150	Calpine Corp., 5.25%, 06/01/2021(a)(b)	150,187
USD	525	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 02/15/2021(a)(b)	548,362
USD	130	Centene Corp., 5.38%, 06/01/2021(a)(b)	135,230
USD	230	Century Communities, Inc., 5.88%, 07/15/2020(a)	228,275

16	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	100	CenturyLink, Inc., 5.63%, 04/01/2020	$101,750
USD	292	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2020(a)(b)	289,445
USD	374	Cheniere Corpus Christi Holdings LLC, 5.88%, 10/02/2024(a)	402,985
USD	39	Cheniere Energy Partners LP, 5.25%, 10/01/2020(a)	39,780
USD	140	Chesapeake Energy Corp., 8.00%, 01/15/2020(a)	141,750
USD	240	Cogent Communications Group, Inc., 5.38%, 12/01/2021(a)(b)	247,800
USD	40	Colfax Corp., 6.00%, 02/15/2021(a)(b)	41,550
USD	76	Colfax Corp., 6.38%, 02/15/2022(a)(b)	80,465
USD	143	Commercial Metals Co., 5.75%, 04/15/2021(a)	144,430
USD	167	CommScope, Inc., 6.00%, 03/01/2022(a)(b)	176,811
USD	39	CommScope, Inc., 8.25%, 03/01/2022(a)(b)	42,120
USD	195	Consolidated Communications, Inc., 6.50%, 05/31/2019(a)	185,006
EUR	265	Crown European Holdings SA, 3.38%, 11/15/2024(a)(b)	321,745
USD	200	CSC Holdings LLC, 6.50%, 02/01/2024(a)(b)	214,750
USD	200	CSC Holdings LLC, 10.88%, 10/15/2020(a)(b)	230,000
USD	145	CyrusOne LP / CyrusOne Finance Corp., 5.38%, 03/15/2022(a)	150,075
USD	45	DaVita, Inc., 5.00%, 05/01/2020(a)	44,030
USD	140	DaVita, Inc., 5.13%, 07/15/2019(a)	140,000
USD	240	Dell International LLC / EMC Corp., 5.30%, 07/01/2029(a)(b)	247,392
USD	76	Dell International LLC / EMC Corp., 5.88%, 05/16/2019(a)(b)	77,397
USD	55	Dell International LLC / EMC Corp., 6.02%, 03/15/2026(a)(b)	59,591
USD	245	Diamondback Energy, Inc., 5.38%, 05/31/2020(a)	255,660
USD	140	DISH DBS Corp., 5.88%, 07/15/2022	136,598
USD	135	Encompass Health Corp., 5.13%, 05/31/2019(a)	136,519
EUR	100	Energizer Gamma Acquisition BV, 4.63%, 07/15/2021(a)(b)	115,399
USD	140	Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 07/15/2020(a)(b)	141,180
USD	135	First Data Corp., 5.75%, 05/13/2019(a)(b)	139,134
USD	85	GCI LLC, 6.88%, 04/15/2020(a)	89,037
USD	142	General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), 5.75%, 09/30/2027(c)	132,770
USD	139	Getty Images, Inc., 9.75%, 03/01/2022(a)(b)	141,432
USD	322	Goldman Sachs Group, Inc. (The), (fixed rate to 05/10/2020, variable thereafter), 5.38%, 05/10/2020(c)	329,493
USD	120	Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/2021(a)	116,654
USD	193	Graham Holdings Co., 5.75%, 06/01/2021(a)(b)	202,167
USD	125	Gray Television, Inc., 7.00%, 05/15/2022(a)(b)	134,961
USD	20	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.38%, 12/15/2019(a)(b)	19,550
USD	125	Harland Clarke Holdings Corp., 6.88%, 05/31/2019(a)(b)	123,125
USD	125	Harland Clarke Holdings Corp., 8.38%, 05/31/2019(a)(b)	110,937
USD	299	HCA, Inc., 5.88%, 08/15/2025(a)	322,172
USD	10	HCA, Inc., 5.88%, 08/01/2028(a)	10,763
USD	115	HCA, Inc., 7.50%, 02/15/2022	126,500
USD	140	Iron Mountain, Inc., 5.25%, 12/27/2022(a)(b)	137,900
USD	212	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 07/15/2020(a)(b)	221,010
USD	180	JPMorgan Chase & Co., (fixed rate to 11/01/2022, variable thereafter), 4.63%, 11/01/2022(c)	170,691
USD	60	Lennar Corp., 4.50%, 01/31/2024(a)	61,200
USD	185	Lennar Corp., 4.88%, 09/15/2023(a)	191,244
USD	170	MDC Holdings, Inc., 6.00%, 10/15/2042(a)	149,600
USD	243	Meredith Corp., 6.88%, 02/01/2021(a)	252,720
USD	161	MGM Resorts International, 4.63%, 06/01/2026(a)	159,342
USD	47	MGM Resorts International, 5.50%, 01/15/2027(a)	48,469

Aberdeen Global Income Fund, Inc.	17

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	190	Morgan Stanley, (fixed rate to 07/15/2020, variable thereafter), 5.55%, 07/15/2020(c)	$194,180
USD	142	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021(a)(b)	129,930
USD	53	MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/2022(a)	53,133
USD	95	Netflix, Inc., 5.88%, 11/15/2028	100,225
USD	285	Netflix, Inc., 6.38%, 05/15/2029(b)	311,362
USD	329	New Enterprise Stone & Lime Co., Inc., 10.13%, 05/31/2019(a)(b)	336,978
USD	53	Nine Energy Service, Inc., 8.75%, 11/01/2020(a)(b)	54,723
USD	95	Novelis Corp., 5.88%, 09/30/2021(a)(b)	96,544
USD	165	NRG Energy, Inc., 6.25%, 05/31/2019(a)	170,313
USD	80	NRG Energy, Inc., 7.25%, 05/15/2021(a)	87,100
USD	68	Oasis Petroleum, Inc., 6.88%, 05/31/2019(a)	68,255
USD	182	Oasis Petroleum, Inc., 6.88%, 05/31/2019(a)	182,000
USD	55	OI European Group BV, 4.00%, 12/15/2022(a)(b)	54,175
USD	210	Parsley Energy LLC / Parsley Finance Corp., 5.63%, 10/15/2022(a)(b)	214,725
USD	85	Pitney Bowes, Inc., 3.88%, 09/01/2021(a)	84,150
USD	150	Pitney Bowes, Inc., 4.38%, 04/15/2022(a)	147,187
USD	167	Post Holdings, Inc., 5.00%, 08/15/2021(a)(b)	166,374
USD	125	Qwest Capital Funding, Inc., 6.88%, 07/15/2028	115,000
USD	107	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	98,440
USD	85	Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/2020(a)(b)	83,513
USD	199	Rite Aid Corp., 6.13%, 05/31/2019(a)(b)	169,150
USD	145	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.13%, 05/31/2019 (a) (b)	146,812
USD	377	Sabine Pass Liquefaction LLC, 5.63%, 12/01/2024(a)	414,240
USD	210	Sirius XM Radio, Inc., 6.00%, 07/15/2019(a)(b)	216,825
USD	150	Six Flags Entertainment Corp., 4.88%, 07/31/2019(a)(b)	150,000
USD	140	SM Energy Co., 6.75%, 09/15/2021(a)	134,050
USD	209	Sprint Corp., 7.88%, 09/15/2023	217,715
USD	170	Staples, Inc., 7.50%, 04/15/2022(a)(b)	170,319
USD	85	Staples, Inc., 10.75%, 04/15/2022(a)(b)	86,381
USD	120	State Street Corp., 3.61%, 05/31/2019(a)(f)	94,800
USD	19	Surgery Center Holdings, Inc., 6.75%, 07/01/2020(a)(b)	17,670
USD	140	T-Mobile USA, Inc., 6.50%, 01/15/2021(a)	149,758
USD	22	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 07/15/2022(a)(b)	23,568
USD	309	Tenet Healthcare Corp., 4.63%, 07/15/2020(a)	309,871
USD	65	Tenet Healthcare Corp., 6.25%, 02/01/2022(a)(b)	67,763
USD	55	TransDigm, Inc., 6.00%, 05/31/2019(a)	55,756
USD	142	Transocean Guardian Ltd., 5.88%, 07/15/2021(a)(b)	145,294
USD	114	USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 09/01/2022(a)(b)	119,985
USD	187	Valvoline, Inc., 5.50%, 07/15/2019(a)	191,675
USD	215	Viking Cruises Ltd., 6.25%, 05/15/2020(a)(b)	222,525
USD	278	Vistra Energy Corp., 7.63%, 11/01/2019(a)	293,062
USD	191	WMG Acquisition Corp., 5.63%, 05/16/2019(a)(b)	193,827
USD	68	WPX Energy, Inc., 5.75%, 06/01/2021(a)	70,295
USD	115	WPX Energy, Inc., 8.25%, 06/01/2023(a)	131,244
USD	120	WR Grace & Co-Conn, 5.13%, 10/01/2021(b)	124,200
USD	115	Wyndham Destinations, Inc., 5.40%, 02/01/2024(a)	117,875
USD	110	Wyndham Destinations, Inc., 6.35%, 07/01/2025(a)	116,875
			18,387,552

18	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
ZAMBIA—0.3%
USD	230	First Quantum Minerals Ltd., 7.50%, 04/01/2020(a)(b)	$222,237
		Total Corporate Bonds—71.3% (cost $49,952,827)	49,499,692
GOVERNMENT BONDS—62.8%
ANGOLA—1.0%
USD	640	Angolan Government International Bond, 9.38%, 05/08/2048(b)	686,764
ARGENTINA—2.0%
ARS	9,600	Argentina POM Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 69.94%, 06/21/2020(f)	214,741
USD	280	Argentine Republic Government International Bond, 5.63%, 01/26/2022	217,983
USD	1,090	Argentine Republic Government International Bond, 6.88%, 01/26/2027	781,530
USD	203	Argentine Republic Government International Bond, 8.28%, 12/31/2033(g)	146,881
			1,361,135
AUSTRALIA—10.4%
AUD	2,500	Australia Government Bond, 3.25%, 06/21/2039(b)	2,046,618
AUD	3,500	Queensland Treasury Corp., 3.25%, 07/21/2028(b)	2,661,591
AUD	3,100	Treasury Corp. of Victoria, 6.00%, 10/17/2022	2,511,880
			7,220,089
BAHRAIN—0.7%
USD	430	Bahrain Government International Bond, 7.00%, 01/26/2026(b)	462,788
BRAZIL—2.7%
BRL	2,000	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	541,715
BRL	2,430	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2021	645,224
USD	210	Brazilian Government International Bond, 2.63%, 01/05/2023	203,437
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	469,000
			1,859,376
COLOMBIA—0.5%
USD	200	Colombia Government International Bond, 4.50%, 10/28/2025(a)	210,200
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	156,300
			366,500
COSTA RICA—1.3%
USD	710	Costa Rica Government International Bond, 4.25%, 01/26/2023(b)	678,937
USD	230	Costa Rica Government International Bond, 7.16%, 03/12/2045(b)	223,675
			902,612
DOMINICAN REPUBLIC—1.7%
USD	210	Dominican Republic International Bond, 5.50%, 01/27/2025(b)	216,825
USD	210	Dominican Republic International Bond, 5.88%, 04/18/2024(b)(g)	218,925
USD	100	Dominican Republic International Bond, 6.88%, 01/29/2026(b)	110,500
USD	530	Dominican Republic International Bond, 8.63%, 04/20/2027(b)(g)	621,425
			1,167,675
ECUADOR—1.8%
USD	630	Ecuador Government International Bond, 8.75%, 06/02/2023(b)	667,800
USD	500	Ecuador Government International Bond, 10.75%, 01/31/2029(b)	557,500
			1,225,300

Aberdeen Global Income Fund, Inc.	19

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
EGYPT—2.1%
USD	405	Egypt Government International Bond, 7.60%, 03/01/2029(b)	$408,119
USD	640	Egypt Government International Bond, 7.90%, 02/21/2048(b)	617,710
EGP	8,000	Egypt Treasury Bills, Zero Coupon, 08/20/2019	442,988
			1,468,817
EL SALVADOR—1.3%
USD	260	El Salvador Government International Bond, 5.88%, 01/30/2025(b)	253,175
USD	640	El Salvador Government International Bond, 7.65%, 06/15/2035(b)	662,400
			915,575
GHANA—2.0%
GHS	1,700	Ghana Government Bond, 21.50%, 03/09/2020	339,374
USD	420	Ghana Government International Bond, 7.63%, 05/16/2029(b)(g)	412,734
USD	650	Ghana Government International Bond, 8.13%, 01/18/2026(b)(g)	671,450
			1,423,558
INDONESIA—4.0%
USD	940	Indonesia Government International Bond, 4.13%, 01/15/2025(b)	968,717
USD	800	Indonesia Government International Bond, 5.13%, 01/15/2045(b)	858,405
IDR	8,400,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	557,515
IDR	5,700,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	413,600
			2,798,237
IRAQ—1.1%
USD	330	Iraq International Bond, 5.80%, 06/16/2019(a)(b)	319,793
USD	405	Iraq International Bond, 6.75%, 03/09/2023(b)	411,180
			730,973
KAZAKHSTAN—2.0%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024(b)	539,500
USD	681	Kazakhstan Government International Bond, 6.50%, 07/21/2045(b)	883,720
			1,423,220
KENYA—1.2%
USD	420	Kenya Government International Bond, 6.88%, 06/24/2024(b)	428,400
USD	410	Kenya Government International Bond, 8.25%, 02/28/2048(b)	404,445
			832,845
MALAYSIA—2.2%
MYR	900	Malaysia Government Bond, 3.49%, 03/31/2020	217,921
MYR	2,700	Malaysia Government Bond, 4.06%, 09/30/2024	662,650
MYR	2,700	Malaysia Government Bond, 4.18%, 07/15/2024	666,530
			1,547,101
MEXICO—0.9%
MXN	4,600	Mexican Bonos, 5.75%, 03/05/2026	213,379
USD	400	Mexico Government International Bond, 3.50%, 01/21/2021	404,168
			617,547

20	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
NEW ZEALAND—4.4%
NZD	3,800	New Zealand Government Bond, 4.50%, 04/15/2027(b)	$3,050,987
NIGERIA—2.0%
NGN	326,000	Nigeria Government Bond, 12.50%, 01/22/2026	822,704
USD	200	Nigeria Government International Bond, 7.14%, 02/23/2030(b)	199,032
USD	200	Nigeria Government International Bond, 7.63%, 11/28/2047(b)	191,572
USD	200	Nigeria Government International Bond, 7.88%, 02/16/2032(b)	206,710
			1,420,018
OMAN—0.3%
USD	230	Oman Government International Bond, 6.75%, 01/17/2048(b)	208,421
PARAGUAY—0.3%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026(b)	211,250
PERU—1.4%
PEN	1,485	Peru Government Bond, 6.15%, 08/12/2032(b)	472,850
PEN	1,450	Peruvian Government International Bond, 6.95%, 08/12/2031(b)	494,668
			967,518
PHILIPPINES—2.0%
PHP	2,640	Philippine Government Bond, 5.50%, 03/08/2023	49,910
PHP	7,930	Philippine Government Bond, 5.75%, 04/12/2025	150,587
PHP	49,990	Philippine Government Bond, 6.25%, 03/22/2028	978,204
PHP	6,900	Philippine Government Bond, 6.88%, 01/10/2029	141,129
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	40,272
			1,360,102
POLAND—0.6%
PLN	1,400	Republic of Poland Government Bond, 4.00%, 10/25/2023	393,624
QATAR—0.3%
USD	217	Qatar Government International Bond, 5.10%, 04/23/2048(b)	242,226
ROMANIA—2.3%
USD	1,470	Romanian Government International Bond, 4.88%, 01/22/2024(b)	1,565,329
RUSSIA—2.3%
RUB	26,000	Russian Federal Bond—OFZ, 7.70%, 03/23/2033	387,011
RUB	25,200	Russian Federal Bond—OFZ, 8.15%, 02/03/2027	396,383
USD	800	Russian Foreign Bond—Eurobond, 4.75%, 05/27/2026(b)	830,981
			1,614,375
RWANDA—0.8%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023(b)	362,705
USD	200	Rwanda International Government Bond,, 6.63%, 05/02/2023(b)	207,260
			569,965
SAUDI ARABIA—0.6%
USD	410	Saudi Government International Bond, 4.38%, 04/16/2029(b)	430,053
SENEGAL—0.5%
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021(b)	356,400

Aberdeen Global Income Fund, Inc.	21

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
SOUTH AFRICA—1.6%
USD	1,030	Republic of South Africa Government International Bond, 4.88%, 04/14/2026	$1,019,937
USD	100	Republic of South Africa Government International Bond, 6.25%, 03/08/2041	102,875
			1,122,812
SRI LANKA—0.2%
LKR	5,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020	28,152
LKR	10,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021	57,397
LKR	15,000	Sri Lanka Government Bonds, 11.50%, 12/15/2021	87,183
			172,732
SURINAME—0.3%
USD	200	Republic of Suriname, 9.25%, 10/26/2026(b)	194,740
TANZANIA—0.1%
USD	45	Tanzania Government International Bond, 8.69%, 03/09/2020(b)(f)(g)	45,205
TURKEY—1.4%
TRY	5,600	Turkey Government Bond, 10.50%, 08/11/2027	608,155
USD	430	Turkey Government International Bond, 6.00%, 03/25/2027	387,043
			995,198
UKRAINE—1.8%
USD	1,330	Ukraine Government International Bond, 7.75%, 09/01/2025(b)	1,251,049
URUGUAY—0.7%
USD	50	Uruguay Government International Bond, 4.38%, 10/27/2027(g)	52,125
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036(g)	198,560
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	225,638
			476,323
		Total Government Bonds—62.8% (cost $44,139,577)	43,658,439
COMMON STOCKS—0.0%
UNITED STATES—0.0%
USD	657	Cenveo Enterprises, Inc.(e)(i)(j)(k)	10,840
			10,840
SHORT-TERM INVESTMENT—3.1%
UNITED STATES—3.1%
USD	2,127,492	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37%(l)	2,127,492
		Total Short-Term Investment—3.1% (cost $2,127,492)	2,127,492
		Total Investments—137.2% (cost $96,237,306)(m)	95,296,463
		Liabilities in Excess of Other Assets—(37.2)%	(25,847,980)
		Net Assets—100.0%	$69,448,483

(a)	The maturity date presented for these instruments represents the next call/put date.
(b)	Denotes a restricted security.
(c)

Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(d)	Security is in default.
(e)	Illiquid security.

22	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

(f)

Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)	Sinkable security.
(h)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(i)	Security is Delisted.
(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(k)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CNH—Chinese Yuan Renminbi Offshore

EGP—Egyptian Pound

EUR—Euro Currency

GBP—British Pound Sterling

GHS—Ghanaian Cedi

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

LKR—Sri Lanka Rupee

MXN—Mexican Peso

MYR—Malaysian Ringgit

NGN—Nigerian Naira

NZD—New Zealand Dollar

PEN—Peruvian Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

UAH—Ukraine hryvna

USD—U.S. Dollar

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
British Pound/United States Dollar
05/16/2019	Barclays Bank plc	GBP	50,000	USD	65,097	$65,248	$151
Chinese Yuan Renminbi Offshore/United States Dollar
07/12/2019	Citibank N.A.	CNH	1,344,968	USD	200,000	199,665	(335)
07/12/2019	Credit Suisse International	CNH	8,300,000	USD	1,234,770	1,232,162	(2,608)
07/12/2019	UBS AG	CNH	1,344,640	USD	200,000	199,616	(384)

Aberdeen Global Income Fund, Inc.	23

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
Euro/United States Dollar
05/16/2019	Citibank N.A.	EUR	10,000	USD	11,304	$11,229	$(75)
05/16/2019	UBS AG	EUR	191,000	USD	213,338	214,466	1,128
Indian Rupee/United States Dollar
06/21/2019	Citibank N.A.	INR	7,046,330	USD	100,000	100,530	530
Indonesian Rupiah/United States Dollar
08/01/2019	Citibank N.A.	IDR	1,003,191,000	USD	70,000	69,701	(299)
Malaysian Ringgit/United States Dollar
06/11/2019	BNP Paribas S.A.	MYR	200,298	USD	48,831	48,414	(417)
06/11/2019	HSBC Bank USA	MYR	1,241,010	USD	300,000	299,962	(38)
Philippine Peso/United States Dollar
07/19/2019	Citibank N.A.	PHP	5,254,000	USD	100,000	100,936	936
Singapore Dollar/United States Dollar
06/26/2019	Citibank N.A.	SGD	3,219,512	USD	2,388,262	2,369,361	(18,901)
06/26/2019	Royal Bank of Canada	SGD	336,094	USD	250,000	247,344	(2,656)
South Korean Won/United States Dollar
05/31/2019	HSBC Bank USA	KRW	2,021,310,000	USD	1,800,000	1,738,152	(61,848)
05/31/2019	Royal Bank of Canada	KRW	566,232,030	USD	500,000	486,911	(13,089)
05/31/2019	UBS AG	KRW	578,876,560	USD	507,000	497,784	(9,216)
Thai Baht/United States Dollar
05/24/2019	Citibank N.A.	THB	47,305,780	USD	1,491,117	1,482,124	(8,993)
						$9,363,605	$(116,114)

							Unrealized
Sale Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
United States Dollar/Australian Dollar
06/14/2019	BNP Paribas S.A.	USD	4,385,787	AUD	6,200,000	$4,375,120	$10,667
United States Dollar/Brazilian Real
05/23/2019	UBS AG	USD	561,404	BRL	2,109,000	537,067	24,337
United States Dollar/British Pound
05/16/2019	UBS AG	USD	163,136	GBP	125,000	163,120	16
07/11/2019	UBS AG	USD	3,434,712	GBP	2,609,000	3,414,604	20,108
United States Dollar/Euro
05/16/2019	UBS AG	USD	112,566	EUR	100,000	112,286	280
07/11/2019	UBS AG	USD	4,284,706	EUR	3,787,000	4,272,874	11,832
United States Dollar/Indian Rupee
06/21/2019	Royal Bank of Canada	USD	950,000	INR	66,284,350	945,676	4,324
United States Dollar/Malaysian Ringgit
06/11/2019	Standard Chartered Bank	USD	400,000	MYR	1,646,840	398,055	1,945
United States Dollar/New Russian Ruble
05/23/2019	UBS AG	USD	750,403	RUB	49,294,000	761,233	(10,830)

24	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2019

							Unrealized
Sale Contracts			Amount		Amount		Appreciation/
Settlement Date*	Counterparty		Purchased		Sold	Fair Value	(Depreciation)
United States Dollar/New Taiwan Dollar
06/14/2019	UBS AG	USD	300,000	TWD	9,218,700	$ 298,571	$1,429
United States Dollar/New Zealand Dollar
06/14/2019	Royal Bank of Canada	USD	1,918,244	NZD	2,800,000	1,871,516	46,728
United States Dollar/Philippine Peso
07/19/2019	UBS AG	USD	875,000	PHP	45,980,375	883,342	(8,342)
United States Dollar/Singapore Dollar
06/26/2019	UBS AG	USD	450,000	SGD	606,290	446,192	3,808
						$18,479,656	$106,302
Total unrealized appreciation on open forward foreign currency exchange contracts							$128,219
Total unrealized depreciation on open forward foreign currency exchange contracts							$(138,031)

*              Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2019, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Protection:
USD	12,100,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	$–	$(128,203)
USD	16,500,000	10/25/2027	Citibank	Receive	3-month LIBOR Index	2.36%	–	28,182
							$–	$(100,021)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	25

Statement of Assets and Liabilities (unaudited)

As of April 30, 2019

Assets
Investments, at value (cost $94,109,814)	$ 93,168,971
Short-term investments, at value (cost $2,127,492)	2,127,492
Cash	1,406,731
Cash at broker for interest rate swaps	860,085
Foreign currency, at value (cost $550,579)	531,780
Cash at broker for forward foreign currency contracts	80,000
Due from broker	47,153
Interest and dividends receivable	1,432,461
Unrealized appreciation on forward foreign currency exchange contracts	128,219
Prepaid expenses	2,336
Total assets	99,785,228
Liabilities
Bank loan payable (Note 7)	28,600,000
Payable for investments purchased	1,348,637
Unrealized depreciation on forward foreign currency exchange contracts	138,031
Interest payable on bank loan	85,413
Investment management fees payable (Note 3)	56,106
Administration fees payable (Note 3)	10,790
Cash due to broker for forward foreign currency contracts	10,000
Variation margin payable for centrally cleared interest rate swaps	7,517
Investor relations fees payable (Note 3)	2,750
Deferred foreign capital gains tax	963
Other	76,538
Total liabilities	30,336,745

Net Assets	$69,448,483
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 8,725
Paid-in capital in excess of par	76,602,010
Distributable accumulated loss	(7,162,252)
Net Assets	$ 69,448,483
Net asset value per share based on 8,724,789 shares issued and outstanding	$ 7.96

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

26	Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2019

Net Investment Income
Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $19,856)	$ 2,762,159
Total Investment Income	2,762,159
Expenses
Investment management fee (Note 3)	316,101
Director fees and expenses	105,144
Administration fee (Note 3)	60,789
Independent auditors fees and expenses	40,014
Reports to shareholders and proxy solicitation	31,556
Insurance expense	30,304
Investor relations fees and expenses (Note 3)	27,616
Custodian fees and expenses	23,823
Bank loan fees and expenses	19,211
Transfer agent’s fees and expenses	15,748
Legal fees and expenses	14,410
NYSE listing fee	967
Miscellaneous	18,767
Total operating expenses, excluding interest expense	704,450
Interest expense (Note 7)	493,800
Total operating expenses before reimbursed/waived expenses	1,198,250
Less: Investor relations fee waiver (Note 3)	(10,392)
Net operating expenses	1,187,858

Net Investment Income	1,574,301
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $0 capital gains tax)	(1,097,714)
Interest rate swaps	109,677
Forward foreign currency exchange contracts	214,827
Foreign currency transactions	(778,136)
(1,551,346)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $963)	4,074,124
Interest rate swaps	(1,598,937)
Forward foreign currency exchange rate contracts	(226,918)
Foreign currency translation	1,148,182
3,396,451
Net gain from investments and interest rate swaps	1,845,105
Net Increase in Net Assets Resulting from Operations	$ 3,419,406

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	27

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018
Increase/(Decrease) in net assets
Operations:
Net investment income	$ 1,574,301	$ 3,849,535
Net realized loss from investments and interest rate swaps	(988,037)	(1,009,496)
Net realized loss from foreign currency transactions	(563,309)	(322,147)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	2,475,187	(3,363,161)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	921,264	(2,127,248)
Net increase/(decrease) in net assets resulting from operations	3,419,406	(2,972,517)

Distributions to shareholders from:
Distributable earnings	(3,664,411)	(1,414,651)
Tax return of capital	–	(5,914,171)
Net decrease in net assets from distributions	(3,664,411)	(7,328,822)
Change in net assets resulting from operations	(245,005)	(10,301,339)

Net Assets:
Beginning of period	69,693,488	79,994,827
End of period	$69,448,483	$69,693,488

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

28	Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the Six-Month Period Ended April 30, 2019

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$ 3,419,406
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(30,042,628)
Investments sold and principal repayments	31,802,732
Decrease in short-term investments, excluding foreign government securities	2,048,255
Net amortization/accretion of premium (discount)	226,053
Increase in cash at broker	(13,668)
Increase in interest receivable	(62,379)
Net unrealized (appreciation) depreciation on forward foreign exchange contracts	226,918
Decrease in prepaid expenses	30,304
Increase in interest payable on bank loan	80,598
Decrease in accrued investment management fee	(2,289)
Decrease in accrued expenses	(73,002)
Increase in deferred foreign capital gains tax	963
Net change in unrealized appreciation from investments	(4,074,124)
Net change in unrealized appreciation from foreign currency translations	(1,148,182)
Net realized loss on investments in securities	1,097,714
Net cash provided by operating activities	3,516,671
Cash Flows from Financing Activities
Decrease in payable due to custodian	(321,735)
Distributions paid to shareholders	(3,664,411)
Net cash paid (received) for swap contracts	96,775
Net cash used in financing activities	$ (3,889,371)
Effect of exchange rate on cash	19,563
Net change in cash	(353,137)
Cash at beginning of period	2,291,648
Cash at end of period	$ 1,938,511
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$ 493,800

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	29

Financial Highlights

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(unaudited)		2018	2017	2016		2015		2014
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$7.99		$9.17	$9.22	$9.38		$11.49		$12.25
Net investment income	0.18		0.44	0.47	0.33	(b)	0.39		0.47
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.21		(0.78)	0.32	0.33		(1.71)		(0.32)
Total from investment operations applicable to common shareholders	0.39		(0.34)	0.79	0.66		(1.32)		0.15
Distributions to common shareholders from:
Net investment income	(0.42)		(0.16)	(0.14)	–		(0.76)		(0.93)
Tax return of capital	–		(0.68)	(0.70)	(0.84)		(0.08)		–
Total distributions	(0.42)		(0.84)	(0.84)	(0.84)		(0.84)		(0.93)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–		–	–	0.02		0.05		0.02
Total from capital transactions	–		–	–	0.02		0.05		0.02
Net asset value per common share, end of period	$7.96		$7.99	$9.17	$9.22		$9.38		$11.49
Market value, end of period	$8.22		$8.22	$8.96	$8.46		$8.11		$10.55

Total Investment Return Based on(c):
Market value	5.39%		1.27%	16.74%	15.48%		(15.54%	)	2.99%
Net asset value	5.00%		(3.81% )	9.63%	8.81%	(b)	(10.30%	)	2.09%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$69,448		$69,693	$79,995	$80,606		$82,947		$105,653
Average net assets applicable to common shareholders (000 omitted)	$69,468		$76,372	$79,658	$81,601		$93,299		$110,812
Net operating expenses, net of fee waivers	3.45%	(e)	3.03%	2.77%	2.47%		2.55%	(d)	2.18%
Net operating expenses, excluding fee waivers	3.48%	(e)	3.06%	2.78%	2.49%		2.56%	(d)	–
Net operating expenses, excluding interest expense, net of fee waivers	2.01%	(e)	1.89%	1.98%	1.90%		2.09%	(d)	1.76%
Net investment income	4.57%	(e)	5.04%	5.18%	3.59%	(b)	3.77%		3.94%
Portfolio turnover	33%	(f)	45%	95%	80%		41%		59%
Senior securities (loan facility) outstanding (000 omitted)	$28,600		$28,600	$31,500	$31,500		$31,500		$40,000
Asset coverage ratio on revolving credit facility at period end	343%		344%	354%	356%		363%		364%
Asset coverage per $1,000 on revolving credit facility at period end(g)	$3,428		$3,437	$3,540	$3,559		$3,633		$3,641

(a)	Based on average shares outstanding.
(b)

Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one- time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share, Total Investment Return on Net Asset Value, and Ratio of Net Investment Income to Average Net Assets would have been $0.31, 8.58%, and 3.36%.

30	Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(c)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(d)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015.
(e)	Annualized.
(f)	Not annualized.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	31

Notes to Financial Statements (unaudited)

April 30, 2019

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2019, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by S&P Global Ratings (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The

following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting and tax records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by

32	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes at lower prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$ –	$49,499,692	$ –	$49,499,692
Government Bonds	–	43,658,439	–	43,658,439
Common Stocks	–	–	10,840	10,840
Total Investments	–	93,158,131	10,840	93,168,971
Short-Term Investment	2,127,492	–	–	2,127,492
Total Investments	$2,127,492	$93,158,131	$10,840	$95,296,463

Aberdeen Global Income Fund, Inc.	33

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$28,182	$–	$28,182
Forward Foreign Currency Exchange Contracts	–	128,219	–	128,219
Total Other Financial Instruments	$–	$156,401	$–	$156,401
Total Assets	$2,127,492	$93,314,532	$10,840	$95,452,864
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(128,203)	$–	$(128,203)
Forward Foreign Currency Exchange Contracts	–	(138,031)	–	(138,031)
Total Liabilities – Other Financial Instruments	$–	$(266,234)	$–	$(266,234)

Amounts listed as “–” are $0 or round to $0.

During the six-month period ended April 30, 2019, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets were not significant (less than 0.02% of total net assets) and accordingly, a reconciliation of Level 3 assets for the period ended April 30, 2019 is not presented. The valuation technique used at April 30, 2019 was an independent broker quote.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

34	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2019, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized

Aberdeen Global Income Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2019, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* (interest rate risk)	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$28,182	Unrealized depreciation payable for centrally cleared interest rate swaps	$128,203
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	128,219	Unrealized depreciation on forward foreign currency exchange contracts	138,031
Total		$156,401		$266,234

*  The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as “–” are $0 or round to $0.

36	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
	Assets				Liabilities
Forward foreign currency(3)
BNP Paribas S.A.	$10,667	$(417)	$–	$10,250	$417	$(417)	$–	$–
Barclays Bank plc	151	–	–	151	–	–	–	–
Citibank N.A.	1,466	(1,466)	–	–	28,603	(1,466)	–	27,137
Credit Suisse International	–	–	–	–	2,608	–	–	2,608
HSBC Bank USA	–	–	–	–	61,886	–	(60,000)	1,886
Royal Bank of Canada	51,052	(15,745)	–	35,307	15,745	(15,745)	–	–
Standard Chartered Bank	1,945	–	–	1,945	–	–	–	–
UBS AG	62,938	(28,772)	(10,000)	24,166	28,772	(28,772)	–	–

(1)  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)  Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

(3)  Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

Amounts listed as “–” are $0 or round to $0.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, and Foreign Currencies	$109,677	$(1,598,937)
Forward foreign currency exchange contracts (foreign exchange risk)		214,827	(226,918)
Total		$324,504	$(1,825,855)

Aberdeen Global Income Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$10,387,808
Sale Forward Foreign Currency Contracts	20,546,095
Interest Rate Swap Contracts	28,600,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund previously was comprised of separately identifiable units called Qualified Business Units (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund ceased operating with QBUs at the end of fiscal year October 31, 2017.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

38	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for financial futures, swaps, and forward contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, Investment Sub-Adviser, and Fund Administrator:

Aberdeen Standard Investments Asia Limited, formerly known as Aberdeen Asset Management (Asia) Limited, (“ASIAL” or the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Standard Investments Australia Limited, formerly known as Aberdeen Asset Management Limited, (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Standard Life Aberdeen plc.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. At the Investment Manager’s request, the Investment Adviser will make recommendations of the overall structure of the Fund’s portfolio including asset allocation advice and general advice on investment strategy. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the six-month period ended April 30, 2019, ASIAL earned $316,101 from the Fund for investment management fees.

Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“ASII”), an affiliate of the Advisers, is the Fund’s administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2019, ASII earned $60,789 from the Fund for administration services.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals

Aberdeen Global Income Fund, Inc.	39

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2019, the Fund incurred investor relations fees of approximately $27,616. For the six-month period ended April 30, 2019, ASII bore $10,392 of the investor relations cost allocated to the Fund because the Fund was above 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2019, were $29,828,654 and $29,650,159, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the six-month period ended April 30, 2019, the Fund did not repurchase any shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2019, there were 8,724,789 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2019 and fiscal year ended October 31, 2018, the Fund did not repurchase shares through this program.

7. Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. For the six-month period ended April 30, 2019, the balance of the loan outstanding was $28,600,000, and the average interest rate on the loan facility was 3.43%. The average balance for the six-month period was $28,600,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2019, the Fund incurred fees of approximately $19,211.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than

40	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

$50,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2019.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2020	3.49%	$28,600,000	$28,575,061

8. Portfolio Investment Risks

a. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. Emerging Markets Risk

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment

Aberdeen Global Income Fund, Inc.	41

Notes to Financial Statements (unaudited) (concluded)

April 30, 2019

opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

g. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized depreciation as of April 30, 2019 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$95,835,180	$2,313,574	$(2,905,696)	$(592,122)

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2019, other than those listed below.

On May 9, 2019 and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019, a distribution of US $0.07 per share to all shareholders of record as of May 22, 2019 and June 21, 2019, respectively.

42	Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 29, 2019 at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class III Directors to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
Martin J. Gilbert	7,874,050	151,616	120,385
Neville J. Miles	7,858,498	158,098	129,455

Directors whose term of office continued beyond the meeting are as follows: P. Gerald Malone, William J. Potter, Peter D. Sacks and Moritz Sell.

Aberdeen Global Income Fund, Inc.	43

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Moritz Sell

Officers

Christian Pittard, President

Joseph Andolina, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Jeffrey Cotton, Vice President – Compliance

Siddharth Dahiya, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Paul Lukaszewski, Vice President

Erlend Lochen, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Standard Investments (Asia) Limited
(formerly known as Aberdeen Asset Management Asia Limited)
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited
(formerly known as Aberdeen Asset Management Limited)
Level 10, 255 George Street
Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street
London United Kingdom
EC4M 9HH

Administrator

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465

Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

The accompanying Financial Statements as of April 30, 2019, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FCO SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  The Registrant is managed by Aberdeen Standard Investments’ (“ASI”) Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Registrant.

Effective February 28, 2019, Paul Lukaszewski replaced Nick Bishop and effective March 6, 2019, Erlend Lochen replaced Steven Logan as part of the team having the most significant responsibility for the day-to-day management of the Registrant’s portfolio which includes Kenneth Akintewe, Lin-Jing Leong and Adam McCabe.

(1) The information in the table below is as of July 8, 2019.

Individual & Position	Services Rendered	Past Business Experience

Paul Lukaszewski	Responsible for Corporate Debt on Asian Fixed Income.	Currently, Head of Corporate Debt, Asia and Australia on the Asian Fixed Income team at Aberdeen Standard Investments.

Erlend Lochen	Responsible for North American Fixed Income and Global High Yield	Currently, Head of North American Fixed Income and Global High Yield at Aberdeen Standard Investments

(2) The information in the table below is as of April 30, 2019.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Paul Lukaszewski	Registered Investment Companies	5	$822.62	0	$0
	Pooled Investment Vehicles	8	$90,711.80	0	$0
	Other Accounts	2	$66.11	0	$0

Erlend Lochen	Registered Investment Companies	2	$367.43	0	$0
	Pooled Investment Vehicles	5	$844.84	0	$0
	Other Accounts	6	$258.42	1	$93.19

Total assets are as of April 30, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.30.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

We sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for a Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Advisers will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by the Advisers and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, the Advisers typically deliver security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although the Advisers anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Advisers may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which the Advisers anticipate a more significant market impact, the Advisers intend to withhold model changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of the Advisers based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, the Advisers may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Advisers do not trade for non-discretionary model clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Advisers’ discretionary account trading, the Advisers may compete against these clients in the market when attempting to execute orders for discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.  ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Registrant with respect to the MOU/personnel sharing arrangements.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2019
Erlend Lochen	None
Paul Lukaszewski	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2018 through November 30, 2018	0	$0	0	872,479
December 1, 2018 through December 31, 2018	0	$0	0	872,479
January 1, 2019 through January 31, 2019	0	$0	0	872,479
February 1, 2019 through February 28, 2019	0	$0	0	872,479
March 1, 2019 through March 31, 2019	0	$0	0	872,479
April 1, 2019 through April 30, 2019	0	$0	0	872,479
Total	0	$0	0	—

(1) The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period when the Fund trades at certain discounts to net asset value and management believes such repurchases may enhance shareholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by

Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)          A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 8, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: July 8, 2019

EXHIBIT LIST

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7) — Distribution notice to stockholders